INSTAPRIN ACQUISITION (Details Narrative) - Aspire Biopharma Inc [Member] - USD ($)	Mar. 28, 2022	Dec. 31, 2024
Restructuring Cost and Reserve [Line Items]
Transaction costs		$ 316,800,000
Instaprin Pharmaceuticals Inc [Member]
Restructuring Cost and Reserve [Line Items]
Assets acquired	$ 3,628,325
Business acquistion percentage	20.00%
Transaction costs	$ 5,000,000
Business acquistion description	10% from sales thereafter until the entire contingent purchase price obligation is satisfied. Additionally, ten percent (10%) of Buyer’s equity was to be delivered at Closing, in proportion to their equity holdings in the Company, to be issued to a Trustee for the former Instaprin Shareholders, along with an additional ten percent (10%) of Buyer’s equity to be issued to the Company’s service providers, pursuant to a stock incentive plan to be adopted.